SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549



                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report April 30, 2002

                Date of earliest event reported March 29, 2002

                          Stevens International, Inc.
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            (Exact name of registrant as specified in its charter)


              Delaware              1-9603             75-2159407
 ----------------------------    ------------      -------------------
 (State or other jurisdiction    (Commission          (IRS Employer
    Of incorporation)            File Number)      Identification No.)

                5700 E. Belknap Street, Fort Worth TX 76117
          --------------------------------------------------------
          (Address of principal executive offices)      (Zip Code)

                               817.831.3500
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            (Registrant's telephone number, including area code)



 ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

      On April 1, 2002, Stevens International, Inc. issued a press release that announced the company and its subsidiaries have filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code. The filing was made in the U. S. Bankruptcy Court in Fort Worth, Texas. The case has been assigned to the Honorable Judge Barbara J. Houser, under case number 02-42324-BJH-11. A copy of the press release announcing the filing is attached as Exhibit 99.1.


 ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTOR

      Prior to the filing of the petition for bankruptcy, Paul I. Stevens resigned his positions as director and officer of the Company. Mr. Stevens, who is the largest creditor of the Company, resigned his positions because of the potential conflicts of interest resulting from his holding secured debt of the Company.


 ITEM 7(C).  EXHIBITS

 Exhibit 99.1  Stevens International, Inc. press release dated April 1, 2002.



                               SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               STEVENS INTERNATIONAL, INC.
                                    (Registrant)
                               By:  /s/ Richard I. Stevens
                                    ----------------------
                                    Richard I. Stevens
                                    Chairman and President


 DATED:    April 30, 2002